                          MERRILL LYNCH LIFE INSURANCE
                                     COMPANY

                       MERRILL LYNCH LIFE VARIABLE ANNUITY
                               SEPARATE ACCOUNT A
                       SUPPLEMENT DATED DECEMBER 1, 2006
                                    TO THE
                                 PROSPECTUS FOR
                          MERRILL LYNCH INVESTOR CHOICE
                                   ANNUITY(SM)
                                (INVESTOR SERIES)
                               (DATED MAY 1, 2006)

This supplement updates your Prospectus for the Merrill Lynch Investor Choice Annuity(SM) (Investor Series) (the "Contract") issued through Merrill Lynch Life Variable Annuity Separate Account A. This supplement describes changes to the existing Guaranteed Minimum Income Benefit ("GMIB") offered under the Contract and it describes an enhanced Guaranteed Minimum Income Benefit option known as "GMIB Plus," which is now offered under the Contract. You may elect this benefit only at the time your Contract is issued. This supplement also describes a new Guaranteed Minimum Death Benefit ("GMDB") rider that may also only be elected when you elect the GMIB Plus rider.

The GMIB and the GMIB Plus are optional riders that offer you the future ability to receive guaranteed minimum monthly fixed payments if you annuitize under certain terms and conditions. If you elect the GMIB rider or the GMIB Plus rider, you know the level of minimum income that will be available to you upon annuitization, assuming no withdrawals, transfers, or additional premiums, regardless of fluctuating market conditions. YOU MAY NEVER NEED TO RELY UPON THE GMIB RIDER OR THE GMIB PLUS RIDER, WHICH SHOULD BE VIEWED AS PAYMENT "FLOORS." If you do not annuitize under the GMIB rider or the GMIB Plus rider, the charges collected for these benefits will not be refunded. You cannot elect both the GMIB rider and the GMIB Plus rider. Also, if you elect either the GMIB or the GMIB Plus rider, you cannot elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider.

Significant differences between GMIB and GMIB Plus are set forth in the following chart - see the applicable sections of this supplement for more details. You should read this supplement in its entirety and keep it together with your Prospectus for future reference.

                                          GMIB                               GMIB PLUS
                          -----------------------------------   ----------------------------------
ISSUE AGE                 Maximum issue age is 75 (older        Maximum issue age is 70 (older
                          annuitant). No minimum issue          annuitant) and minimum issue age
                          date. No restrictions on owner(s)     is 45 (younger annuitant). Only
                          and annuitant(s).                     spouses may be co-owners, and
                                                                natural owner(s) must be
                                                                annuitant(s).

CHARGE                    The current charge is 0.50% (0.90%    The current charge is 0.65% (1.20%
                          maximum).                             maximum).



Code: NB-101838-1201-MLLIC

                                          GMIB                               GMIB PLUS
                          -----------------------------------   ----------------------------------
INVESTMENT RESTRICTIONS   No investment restrictions            Allocation guidelines and
                          currently apply.                      restrictions apply.

RESTRICTED SUBACCOUNTS    Restricted Subaccounts (3% interest   No Restricted Subaccounts (5%
                          on GMIB Roll-Up Base B).              interest on entire GMIB Plus
                                                                Roll-Up Base).

GMIB ROLL-UP BASE         GMIB Roll-Up Base accrues interest    GMIB Plus Roll-Up Base accrues
                          until the earlier of 20 contract      interest until the contract
                          years or the contract anniversary     anniversary on or following the
                          on or following the oldest            oldest annuitant's 85th birthday.
                          annuitant's 80th birthday.

GMIB MAV BASE             Anniversary values for GMIB MAV       Anniversary values for GMIB Plus
                          Base calculated until the contract    MAV Base calculated until the
                          anniversary on or following the       contract anniversary on or
                          oldest annuitant's 80th birthday.     following the oldest annuitant's
                                                                85th birthday.

OPTIONAL RESET            No optional resets of GMIB Roll-Up    Optional resets of GMIB Plus
                          Base.                                 Roll-Up Base until oldest
                                                                annuitant's 75th birthday
                                                                (restarts the 10-year waiting
                                                                period).

NO LAPSE GUARANTEE        No Lapse Guarantee not available.     If account value is reduced to
                                                                zero, No Lapse Guarantee
                                                                automatically exercises GMIB Plus.

FEE TABLE

The following additional lines should be added to the end of the table captioned "Periodic Charges Other Than Fund Expenses--Annual Charge for Optional Riders" on page 3 of the Prospectus:

                                            CURRENT   MAXIMUM
                                            -------   -------
GMIB Plus(13)                                0.65%     1.20%
Return of Premium GMDB (GMIB version)(14)    0.15%     0.40%

----------
(13) The GMIB Plus Base is the amount used to calculate the monthly income payable when the contract annuitizes under the GMIB Plus. For more information, see "Guaranteed Minimum Income Benefit Plus."

(14) The GMDB Base is generally the minimum value that would be paid under this GMDB. The Return of Premium GMDB (GMIB version) is available only if you elect the GMIB Plus rider. For more information, see "Death Benefit."

GUARANTEED MINIMUM INCOME BENEFIT

As stated earlier in this supplement and in your Prospectus, the existing GMIB rider that is available under the Contract offers you the future ability to receive guaranteed minimum monthly fixed payments if you annuitize under certain terms and conditions. As stated in your Prospectus, the GMIB Roll-Up Base equals the sum of GMIB Roll-Up Base A and GMIB Roll-Up Base B. Dividing the GMIB Roll-Up Base into these components allows us to apply different rates of interest to the GMIB Roll-Up Base associated with certain subaccounts (called "Restricted Subaccounts.") We are changing the way we calculate the GMIB Roll-Up Base A and the GMIB Roll-Up Base B. Specifically, subsequent premiums received prior to both the first rider quarterversary and the first withdrawal will be treated as initial premiums. In that regard, the following should replace the "GMIB Roll-Up Base A" section and the "GMIB Roll-Up Base B" section beginning on page 53 of your Prospectus:

GMIB ROLL-UP BASE A: GMIB Roll-Up Base A is equal to:

- the initial premium on the contract date plus any subsequent premiums received before the earlier of the first withdrawal or the first quarterversary, allocated to the subaccounts other than the Restricted Subaccounts, with interest compounded daily from the contract date at an annual rate of 5%; plus

- subsequent premiums received on or after the earlier of the first quarterversary or the first withdrawal, allocated to any subaccounts other than the Restricted Subaccounts, plus all amounts transferred into any subaccounts other than Restricted Subaccounts, with interest compounded daily from the contract anniversary on or following the effective date of each additional premium payment or transfer at an annual rate of 5%; less

- all "adjusted" withdrawals from, and all amounts transferred from, any subaccounts other than the Restricted Subaccounts, with interest compounded daily from the contract anniversary on or following the effective date of each withdrawal or transfer at an annual rate of 5%.

GMIB ROLL-UP BASE B: GMIB Roll-Up Base B is equal to:

- the initial premium on the contract date plus any subsequent premiums received before the earlier of the first withdrawal or the first quarterversary, allocated to Restricted Subaccounts with interest compounded daily from the contract date at an annual rate of 3%; plus

- subsequent premiums received on or after the earlier of the first quarterversary or the first withdrawal, allocated to Restricted Subaccounts, plus all amounts transferred into Restricted Subaccounts, with interest compounded daily from the contract anniversary on or following the effective date of each additional premium payment or transfer at an annual rate of 3%; less

- all "adjusted" withdrawals from, and all amounts transferred from, Restricted Subaccounts, with interest compounded daily from the contract anniversary on or following the effective date of each withdrawal or transfer at an annual rate of 3%.

Please note that if you elect the GMIB rider, you are not permitted to elect the GMIB Plus rider or any GMWB rider. Thus, in the "Guaranteed Minimum Income Benefit" section of your Prospectus the following should replace the last sentence of the first paragraph on page 51 of your Prospectus: "If you elect the GMIB, you cannot elect any GMWB option or the GMIB Plus."

For an example of GMIB, please see Appendix E.

GUARANTEED MINIMUM INCOME BENEFIT PLUS

As discussed above, an enhanced GMIB option known as the GMIB Plus is now offered under the Contract. In this regard, the following should be added immediately prior to the "Guaranteed Minimum Withdrawal Benefit" section on page 55 of the Prospectus:

                     GUARANTEED MINIMUM INCOME BENEFIT PLUS

GENERAL. In addition to the GMIB, we also offer the GMIB Plus, which is an enhanced version of the GMIB. As with the GMIB, you may choose to elect this option for an additional charge if you are concerned that poor subaccount investment performance may adversely affect the annuity value on which your annuity payments will be based. Also, as with the GMIB, if you decide you want the protection that GMIB Plus provides, you must elect it when your Contract is issued. The GMIB Plus provides you the ability to receive guaranteed minimum monthly fixed payments in the future if you annuitize under the terms and conditions of the GMIB Plus rider. If you elect the GMIB Plus rider, you know the level of minimum income that will be available to you upon annuitization, assuming no withdrawals or additional premiums, regardless of fluctuating market conditions. YOU MAY NEVER NEED TO RELY UPON THE GMIB PLUS RIDER, WHICH SHOULD BE VIEWED AS A PAYMENT "FLOOR."

You must annuitize under the terms and conditions of the GMIB Plus rider to obtain any benefit from the rider. If you do not annuitize under the terms and conditions of the GMIB Plus rider, the charges collected for this benefit will not be refunded. There is an initial waiting period of 10 years from the contract date before you can annuitize under the GMIB Plus rider. If you elect the GMIB Plus rider, you cannot elect any GMWB option, or the GMIB rider. Furthermore, you cannot participate in the Dollar Cost Averaging Program.

          PLEASE NOTE THAT WHILE THE GMIB AND THE GMIB PLUS SERVE THE SAME GENERAL PURPOSE, THERE ARE DIFFERENCES BETWEEN THE TWO OPTIONS. PLEASE READ THIS SECTION AND THE "GUARANTEED MINIMUM INCOME BENEFIT" SECTION CAREFULLY TO DECIDE IF EITHER OF THESE OPTIONS IS RIGHT FOR YOU.

You cannot elect the GMIB Plus rider if you are younger than age 45 or older than age 70 on the contract date. ONLY SPOUSES MAY BE CO-OWNERS, AND CO-OWNERS MUST BE JOINT ANNUITANTS. IF THE OWNER IS A NATURAL PERSON, THEN THE ANNUITANT MUST BE THE OWNER. THE GMIB PLUS RIDER IS IRREVOCABLE - THAT IS, YOU MAY NOT CANCEL THE GMIB PLUS RIDER ONCE YOU ELECT IT. The GMIB Plus rider will terminate upon full surrender, annuitization (under the Contract or the GMIB Plus rider), expiration of the last exercise period, death, or termination of the Contract. However, the GMIB Plus rider will not terminate at death if a spousal beneficiary (who is also a joint annuitant) elects to continue the Contract under the spousal beneficiary continuation option or if an eligible spousal beneficiary (who is not a co-owner/joint annuitant, but is at least age 45 on the spousal continuation date) elects to continue the GMIB Plus rider as the sole owner/annuitant (provided the GMIB Plus rider is still available for sale at that time). The last exercise date and the last optional reset date will be recalculated based on the surviving spouse's age on the spousal continuation date, if earlier. The GMIB Plus rider may not be available in every state.

IMPORTANT INFORMATION ABOUT THE GMIB PLUS RIDER:

- We will not refund the GMIB Plus charges, even if you do not annuitize under the GMIB Plus rider.

- There is an initial 10-year waiting period before you can annuitize under the GMIB Plus rider. (If you choose to reset the GMIB Plus Roll-Up Base on a contract anniversary, a new 10-year waiting period begins.)

-    You must elect the GMIB Plus rider at contract issue.

-    Once you elect the GMIB Plus rider, you cannot cancel it.

- You cannot elect the GMIB Plus rider if you are younger than age 45 or older than age 70.

- If you elect the GMIB Plus rider, we require you to comply with allocation guidelines and restrictions.

HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME. If you elect the GMIB Plus rider, we determine the amount of minimum income available to you on the date you exercise the GMIB Plus rider by applying the GMIB Plus Base (less applicable premium taxes) to the GMIB Plus Annuity Option Payout Rates ("GMIB Plus rates") for the annuity option you select.

THE GMIB PLUS BASE IS ONLY USED TO CALCULATE THE GMIB PLUS GUARANTEED INCOME PAYMENTS, AND DOES NOT ESTABLISH OR GUARANTEE AN ACCOUNT VALUE, CASH VALUE, MINIMUM DEATH BENEFIT, OR A MINIMUM RETURN FOR ANY SUBACCOUNT.

Because the GMIB Plus rates are based on conservative actuarial factors, the amount of lifetime income that the GMIB Plus rider guarantees may be less than the amount of income that would be provided by applying your annuity value to then-current annuity payout rates for the same annuity option. Therefore, you should view the benefit provided if you annuitize under the terms and conditions of the GMIB Plus rider as a payment "floor." Your amount of lifetime income, however, will not be less than it would be if we applied your annuity value on the exercise date to then-current annuity purchase rates for the same annuity option. Annuity payout rates depend on the sex (where permissible) and ages of the annuitant and any joint annuitant.

GMIB PLUS BASE. The GMIB Plus Base equals the greater of the GMIB Plus MAV Base and the GMIB Plus Roll-Up Base.

GMIB PLUS MAV BASE. The GMIB Plus MAV Base is equal to the greatest anniversary value. An anniversary value is equal to the contract value on the contract date and on each contract anniversary, increased by premium payments and decreased by "adjusted" withdrawals since the contract date or that anniversary.

For this formula, each "adjusted" withdrawal equals the amount withdrawn multiplied by (a) /(b) where:

(a) = GMIB Plus MAV Base and

(b) = the account value.

Both (a) and (b) are calculated immediately prior to the withdrawal.

We will calculate anniversary values until the earlier of:

     - the contract anniversary on or following the oldest annuitant's 85th birthday; or

     -    the date you exercise your GMIB Plus.

Changes in annuitant may cause the GMIB Plus rider to terminate. If the rider continues in effect, changes in annuitant will not increase the period of time used to determine anniversary values. At the time of the annuitant change, if as of the contract date a new annuitant was older than the annuitant whose age is then being used to determine anniversary values, and the period of time for calculating anniversary values has not ended, then the limitation date used for calculating additional anniversary values will be reset. The new limitation date will be reset based on the age of the new annuitant, but will not be reset to a date earlier than the date of the annuitant change.

GMIB PLUS ROLL-UP BASE: GMIB Plus Roll-Up Base is equal to:

- the initial premium plus any subsequent premiums received before the earlier of the first withdrawal or the first quarterversary following the contract date with interest compounded daily from the contract date at an annual rate of 5%; plus

- all subsequent premiums received on or after the earlier of the first quarterversary or the first withdrawal following the contract date with interest compounded daily from the contract anniversary on or following the effective date of each additional premium payment at an annual rate of 5%; less

- all "adjusted" withdrawals with interest compounded daily from the contract anniversary on or following the effective date of each withdrawal at an annual rate of 5%.

The GMIB Plus Roll-Up Base will not be less than zero.

For this formula, each "adjusted" withdrawal is equal to the amount of such withdrawal multiplied by an adjustment factor.

If the total of all withdrawals during the contract year, including the amount of the requested withdrawal, is less than or equal to 5% times the GMIB Plus Roll-Up Base as of the beginning of the contract year, the adjustment factor is 1.0.

If the total of all withdrawals, including the requested withdrawal, is greater than 5% times the GMIB Plus Roll-Up Base as of the beginning of the contract year, the adjustment factor for the requested withdrawal is (a) divided by (b) where:

     (a) = GMIB Plus Roll-Up Base and

     (b) = the account value

Both (a) and (b) are calculated immediately prior to such withdrawal.

Interest accrues until the earlier of:

- the contract anniversary on or following the oldest annuitant's 85th birthday; or

-    the date you exercise the GMIB Plus rider.

If there is a change of annuitant and the GMIB Plus rider continues, the period of time used to accrue interest will not increase. If the new annuitant is older than the previous annuitant, then the limitation date used for calculating additional interest will be reset. The new limitation date will be reset based on the age of the new annuitant, but will not be reset to a date earlier than the date of the annuitant change.

ALLOCATION GUIDELINES AND RESTRICTIONS. If you elect the GMIB Plus rider, you must participate in a quarterly Rebalancing Program in order to satisfy our Allocation Guidelines and Restrictions requirement. Currently, we will also permit you to use certain models in our Asset Allocation Program to satisfy these requirements. For detailed information on the Rebalancing Program and Asset Allocation Program models, see these sections in your Prospectus.

REBALANCING PROGRAM. If you use our Rebalancing Program, you must provide us with written instructions that comply with the following: you must allocate at least 40% but no more than 70% among subaccounts in the Large Cap, Mid Cap, Small Cap, and International investment categories, and no more than 40% among subaccounts in the Small Cap, International, Alternative, and Money Market investment categories. The subaccounts currently available in these investment categories are listed in Appendix G of the Prospectus.

Your total allocations must equal 100%. You may change your premium allocations provided the resulting allocation continues to comply with the Allocation Guidelines and Restrictions. However, any request to reallocate account value that is not in compliance with the Allocation Guidelines and Restrictions will not be accepted while the GMIB Plus rider is in effect.

IMPORTANT MECHANICS OF THE REBALANCING PROGRAM.

- You must choose a quarterly rebalancing date, which can be any date from the 1st through the 28th day of a month.

-    Your first rebalancing date must be within 95 days from the contract date.

- You must allocate any additional premiums in accordance with the subaccounts and percentages you have selected.

- You may request to change your instructions while the GMIB Plus rider is in effect and/or to transfer among subaccounts provided that each request results in allocation of your account value that complies with the Allocation Guidelines and Restrictions.

- If we tell you that a subaccount that you are invested in will close or be eliminated, you must provide new allocation instructions that comply with these guidelines and restrictions or the GMIB Plus rider will be terminated.

- Only pro-rata withdrawal requests, affecting all subaccounts in which you are invested, will be permitted while the GMIB Plus rider is in effect.

ASSET ALLOCATION PROGRAM. If you participate in the Asset Allocation Program, you must select one of the following asset allocation models:

     -    Income;

     -    Income & Growth; or

     -    Growth.

At any time, you may change to a different asset allocation model, provided the model you choose will satisfy the Allocation Guidelines and Restrictions. We will notify you if an asset allocation model no longer satisfies the Allocation Guidelines and Restrictions.

If you no longer wish to participate in the Asset Allocation Program or if we notify you that the asset allocation model you previously selected will no longer satisfy the Allocation Guidelines and Restrictions described above, you must provide us with new instructions. If you do NOT provide us with new instructions, the quarterly Rebalancing Program for your Contract will apply. Your account value will then be rebalanced to the same subaccounts of the asset allocation model you previously selected, and with the percentages that existed for that asset allocation model when it last satisfied the Allocation Guidelines and Restrictions. Thereafter, unless we receive new instructions from you, we will rebalance your account value quarterly on the 28th of the month at the end of each calendar quarter in accordance with those percentages.

OPTIONAL RESET. On each contract anniversary up to and including the contract anniversary on or following the oldest annuitant's 75th birthday, you can request that the GMIB Plus Roll-Up Base be reset on such anniversary to equal the contract value. Your request must be by written notification to our service center and must be received no later than 30 days following such anniversary. IF YOU ELECT TO INCREASE THE GMIB PLUS ROLL-UP BASE TO THE CURRENT CONTRACT VALUE, A NEW 10-YEAR WAITING PERIOD BEGINS BEFORE YOU CAN EXERCISE GMIB PLUS.

CONDITIONS FOR ELECTING TO RECEIVE INCOME PAYMENTS. You cannot exercise the GMIB Plus until the expiration of the waiting period. The waiting period expires on the 10th contract anniversary following the later of the contract date or the date of the last optional reset, if any. AFTER THE WAITING PERIOD, YOU MAY EXERCISE THE GMIB PLUS ONLY ON OR DURING THE 30 DAY PERIOD FOLLOWING EACH CONTRACT ANNIVERSARY. The last timeframe during which you can exercise the GMIB Plus begins at the contract anniversary on or following the 85th birthday of the oldest annuitant named at any time under the GMIB Plus rider and expires 30 days later.

If you annuitize your Contract at any time other than during a permitted exercise period, the GMIB Plus is not available. For example, you cannot exercise the rider if you annuitize your Contract 12 1/2 years after you purchase the Contract or seven years after you purchase the Contract.

     - You are not required to use the GMIB Plus rider to receive annuity payments. However, we will not refund charges paid for the GMIB Plus rider if you annuitize outside of the terms and conditions of the GMIB Plus rider.

     - The last exercise date and the last optional reset date will be recalculated based upon the surviving spouse's age on the spousal continuation date, if earlier.

AVAILABLE ANNUITY OPTIONS. The annuity options available when using the GMIB Plus to receive your fixed income are limited to the following:

     -    Life Annuity

     -    Joint and Survivor Life Annuity

     -    Life Annuity with Payments Guaranteed for 10 Years

     -    Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years

If you select the Joint and Survivor Life Annuity or the Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years, the designated person is deemed to be the joint annuitant for purposes of the GMIB Plus rider.

CHANGE OF ANNUITANT. In general, we will not permit a change of annuitant if as of the contract date, the new annuitant was younger than age 45 or older than age 70. If in the future the law requires us to permit such changes, the GMIB Plus rider will terminate. In addition, if the annuitant is changed to a spousal beneficiary who as of the Spousal Continuation Date was younger than age 45, the GMIB Plus rider will terminate. If the recalculated last exercise date is earlier than the date of the change of annuitant, the GMIB Plus rider will terminate.

CHANGE OF OWNER/ANNUITANT. If there is a change of owner/annuitant or an assignment of this Contract (in states where applicable), this rider will terminate unless the owner/annuitant is changed under any of the circumstances described below:

1) a spouse of the current owner/annuitant is added as co-owner/joint annuitant who is at least age 45, but not older than age 70 as of the effective date of the change;

2) a spouse of the current owner/annuitant is removed as a co-owner/joint annuitant;

3) as the result of the creation or termination of a trust, the life (or lives) upon which payment of the GMIB Plus is based has not changed.

NO LAPSE GUARANTEE. If your account value is reduced to zero and the amount of your withdrawals has not exceeded 5% of the GMIB Plus Roll-Up Base as of the beginning of that contract year, then the following will occur:

     1) An annuity date no earlier than the next contract anniversary will be set;

     2) the GMIB Plus Base less any applicable premium taxes as of such date will be applied to the GMIB Plus annuity option payout rates for the annuity option you select based on the age and sex (where permissible) of the annuitant(s); and

     3)   all riders attached to the Contract will terminate.

Any withdrawal which causes total withdrawals in any contract year to exceed 5% of the GMIB Plus Roll-Up Base will irrevocably terminate the No Lapse Guarantee.

PLEASE NOTE THAT WHILE THE NO LAPSE GUARANTEE IS IN EFFECT, THE FOLLOWING PROVISIONS OF YOUR CONTRACT ARE WAIVED:

     - THE INACTIVE CONTRACT PROVISION WHICH IS DISCUSSED UNDER "INACTIVE CONTRACT" IN THIS PROSPECTUS.

     - THE MINIMUM SURRENDER VALUE THAT IS DISCUSSED UNDER "PARTIAL WITHDRAWALS" IN THIS PROSPECTUS. HOWEVER, THIS PROVISION IS NOT WAIVED FOR A PARTIAL WITHDRAWAL THAT CAUSES THE NO LAPSE GUARANTEE TO BE TERMINATED.

GMIB PLUS CHARGE. We deduct a charge for the GMIB Plus rider that compensates us for the costs and risks we assume in providing this benefit. (See "Charges, Deductions, and Credits - GMIB Charge.")

For an example of the GMIB Plus, please see Appendix E.

GUARANTEED MINIMUM DEATH BENEFIT--RETURN OF PREMIUM (GMIB VERSION)

As discussed in your Prospectus, the Contract provides you with GMDB options. For an additional charge, you may elect one of the GMDB options available under the Contract. Once you elect a GMDB option, you cannot change or cancel it. If you purchase a GMDB, under the B Class, L Class, or C Class contracts, the death benefit equals the greater of the account value less uncollected charges or the GMDB Base. However, if you purchase a GMDB under the XC Class Contract, the death benefit equals the greater of the account value, less uncollected charges and any bonus amounts subject to recapture on the death of the owner or the GMDB Base.

We are now offering a new GMDB option, the Return of Premium GMDB (GMIB Version), which you may elect if you (or the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) are age 70 or under on the contract date. The Return of Premium GMDB (GMIB version) is available for an additional charge ONLY IF YOU ELECT THE GMIB PLUS RIDER. The Return of Premium GMDB (GMIB version) must be elected on the contract date and cannot be canceled.

GMDB BASE - RETURN OF PREMIUM (GMIB VERSION). If you purchase the Return of Premium GMDB (GMIB Version), the GMDB Base equals:

     -    the premiums paid into the Contract less

     -    "adjusted" withdrawals from the Contract.

For this formula, the GMDB Base is reduced dollar-for-dollar for withdrawals up to 5% of the GMIB Plus Roll-Up Base at the beginning of a contract year (known as the "dollar-for-dollar limit"). That is, the "adjusted" withdrawal is equal to the withdrawal amount. If a requested withdrawal during the contract year causes total withdrawals during the contract year to exceed the dollar-for-dollar limit, then the GMDB Base equals the current GMDB Base reduced by the "adjusted withdrawal" amount, which equals the requested withdrawal amount multiplied by (a) divided by (b) where:

                    (a) = GMDB Base

                    (b) = the account value.

Both (a) and (b) are calculated immediately prior to such withdrawal.

Please note that the Return of Premium GMDB (GMIB version) DIFFERS from the standard Return of Premium GMDB described in your prospectus in the following ways:

     - The GMDB Base is reduced dollar-for-dollar for withdrawals up to the dollar-for-dollar limit. Only if a requested withdrawal during the contract year causes total withdrawals during the contract year to exceed the dollar-for-dollar limit will the GMDB Base then equal the current GMDB Base reduced pro rata.

     - If a permissible owner/annuitant change is made (other than as a result of spousal continuation, or if ownership is transferred from an individual to a trust/entity with the same tax identification and vice versa), then the Return of Premium GMDB Base (GMIB Version) will be reset to equal the current contract value, if lower.

     - The Return of Premium GMDB (GMIB version) will terminate if the GMIB Plus rider terminates (for a reason other than surpassing the GMIB Plus last exercise date), the GMIB Plus rider is exercised, or the Contract reaches maturity.

GMIB CHARGE

The following replaces the "GMIB Charge" section on page 67 of the Prospectus:

                                   GMIB CHARGE

If you elect a GMIB option, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We do not deduct this charge after the annuity date or the last exercise date. The current and maximum GMIB charge percentages vary according to the type of GMIB that you choose. (See the "Fee Table.") We have the right to change the current GMIB charge percentage, but it will never exceed the maximum GMIB charge percentage. The amount of the GMIB charge is calculated on each monthaversary by multiplying the applicable GMIB Base by the current annual GMIB charge percentage and dividing the resulting amount by 12. (See "Guaranteed Minimum Income Benefit" and "Guaranteed Minimum Income Benefit Plus" for a definition of the GMIB Base and the GMIB Plus Base, respectively.) On each quarterversary, we deduct the sum of the GMIB charges calculated on each of the three previous monthaversaries from the account value. If the contract date falls on the 29th, 30th or 31st of any given month, we will use the last day of that month if that month does not have a corresponding monthaversary or quarterversary for purposes of calculating and deducting the GMIB charges. If the GMIB rider is terminated at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any charges that would be collected on the next quarterversary. We deduct the GMIB charge on a pro rata basis from all subaccounts in which your account value is invested. We deduct the GMIB charge regardless of whether annuity payments under the GMIB would be higher than those provided under the Contract.

                                      * * *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

PLEASE REPLACE CURRENT APPENDIX E IN YOUR PROSPECTUS WITH THE EXAMPLE BELOW.

             APPENDIX E - EXAMPLE OF GMIB RIDER AND GMIB PLUS RIDERS

THE PURPOSE OF THIS EXAMPLE IS TO ILLUSTRATE THE OPERATION OF OUR GUARANTEED MINIMUM INCOME BENEFIT RIDERS. NO INVESTMENT RETURNS ARE ASSUMED AS ONLY THE GMIB GUARANTEED MINIMUM PAYMENTS ARE ILLUSTRATED. ACTUAL INVESTMENT RETURNS MAY RESULT IN A HIGHER PAYMENT. HOWEVER, BOTH GMIB RIDERS WOULD GENERALLY NOT HAVE PROVIDED ANY ADDITIONAL BENEFIT IN THESE CASES UNLESS THERE WAS A SUDDEN, SHARP DECLINE IN INVESTMENT RETURNS. THE EXAMPLE ASSUMES NO INVESTMENT IN RESTRICTED SUBACCOUNTS (NOT APPLICABLE FOR GMIB PLUS), NO WITHDRAWALS AND NO PREMIUM TAXES. ANY CHANGE TO THESE ASSUMPTIONS WOULD REDUCE THE GMIB BASE AND THEREFORE THE GMIB GUARANTEED MINIMUM PAYMENT.

FACTS: Assume that a male, age 55 purchases a Merrill Lynch Investor Choice Annuity (B Class) Contract on June 1, 2006 with an initial premium payment of $100,000, selects GMIB (or GMIB Plus) and specifies the Life with Payments Guaranteed for 10 Years annuity option. The following chart shows the GMIB guaranteed minimum payout amounts under each rider if he were to exercise GMIB on the contract anniversaries shown:

                                 GMIB RIDER               GMIB PLUS RIDER
                         -------------------------   -------------------------
                                      ANNUAL GMIB                 ANNUAL GMIB
CONTRACT ANNIVERSARY*    GMIB BASE     PAYMENTS**    GMIB BASE     PAYMENTS**
---------------------    ---------   -------------   ---------   -------------
(5th) June 1, 2011        $127,628   Not Available    $127,628   Not Available
                                      For Exercise                For Exercise
(10th) June 1, 2016       $162,889      $ 9,011       $162,889      $ 9,011
(15th) June 1, 2021       $207,893      $12,997       $207,893      $12,997
(20th) June 1, 2026       $265,330      $18,976       $265,330      $18,976
(25th) June 1, 2031       $265,330      $21,715       $338,635      $27,714
(30th) June 1, 2036***    $265,330      $24,516       $432,194      $39,935
(35th) June 1, 2041         n/a           GMIB          n/a           GMIB
                                       TERMINATED                  TERMINATED

* The Contract may also be annuitized under the terms and conditions of each GMIB rider during the 30 day period immediately following each contract anniversary whenever GMIB is available for exercise.

** GMIB payments must be made on a monthly basis. Annual amounts (monthly times 12) are illustrative.

*** If the contract were not annuitized during the 30 day period following this contract anniversary, each GMIB rider would terminate and no future guaranteed minimum income benefit would be provided. Furthermore, GMIB charges previously collected would not be refunded.

FOR A DETAILED EXPLANATION OF HOW WE CALCULATE THE GMIB BASE AND DETERMINE THE ACTUAL PAYOUT AMOUNT UPON EXERCISE OF GMIB, SEE "GUARANTEED MINIMUM INCOME BENEFIT" FOR THE GMIB RIDER AND "GUARANTEED MINIMUM INCOME BENEFIT PLUS" FOR THE GMIB PLUS RIDER.

                          MERRILL LYNCH LIFE INSURANCE
                                     COMPANY

                       MERRILL LYNCH LIFE VARIABLE ANNUITY
                               SEPARATE ACCOUNT A
                       SUPPLEMENT DATED DECEMBER 1, 2006
                                     TO THE
                                 PROSPECTUS FOR
                          MERRILL LYNCH INVESTOR CHOICE
                                   ANNUITY(SM)
                                (INVESTOR SERIES)
                               (DATED MAY 1, 2006)

This supplement updates your Prospectus for the Merrill Lynch Investor Choice Annuity(SM) (Investor Series) (the "Contract") issued through Merrill Lynch Life Variable Annuity Separate Account A. In addition to the other available Guaranteed Minimum Death Benefit ("GMDB") options under your Contract, this supplement describes a modified Return of Premium GMDB that is available for an additional charge only to contract owners who elect a Guaranteed Minimum Withdrawal Benefit ("GMWB"). You should read this supplement in its entirety and keep it together with your Prospectus for future reference.

FEE TABLE

The following additional line should be added to the end of the table captioned "Periodic Charges Other Than Fund Expenses--Annual Charge for Optional Riders" on page 3 of the Prospectus:

                                            CURRENT   MAXIMUM
                                            -------   -------
Return of Premium GMDB (GMWB version)(15)    0.15%      0.40%

----------
(15) The GMDB Base is generally the minimum value that would be paid under this GMDB. The Return of Premium GMDB (GMWB version) is available only if you elect a GMWB option. For more information, see "Death Benefit."

GUARANTEED MINIMUM DEATH BENEFIT--RETURN OF PREMIUM (GMWB VERSION)

As discussed in your Prospectus, the Contract provides you with GMDB options. For an additional charge, you may elect one of the GMDB options available under the Contract. Once you elect a GMDB option, you cannot change or cancel it. If you purchase a GMDB, under the B Class, L Class, or C Class contracts, the death benefit equals the greater of the account value less uncollected charges or the GMDB Base. However, if you purchase a GMDB under the XC Class Contract, the death benefit equals the greater of the account value, less uncollected charges and any bonus amounts subject to recapture on the death of the owner or the GMDB Base.

We are now offering a new GMDB option, the Return of Premium GMDB (GMWB Version), which you may elect if you (or the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) are age 80 or under on the contract date. The Return of Premium GMDB (GMWB version) is available for an additional charge ONLY IF YOU ELECT A GMWB RIDER. As discussed in your Prospectus, a GMWB rider is an optional rider that allows you to take minimum annual payments regardless of your account value during your lifetime. The Return of Premium GMDB (GMWB version) must be elected with a GMWB rider on the contract date and will terminate if you cancel the GMWB rider or the GMWB rider reaches settlement.

GMDB BASE - RETURN OF PREMIUM (GMWB VERSION). If you purchase the Return of Premium GMDB (GMWB Version), the GMDB Base is reduced dollar-for-dollar for withdrawals in any contract year up to the current Guaranteed Lifetime Amount. As stated in your Prospectus, the Guaranteed Lifetime Amount is determined by multiplying the GMWB Base by the Lifetime Income Percentage based on the annuitant's age at the time of the first withdrawal on or after the date the GMWB rider becomes effective. If a withdrawal causes total withdrawals for that contract year to exceed the Guaranteed Lifetime Amount, the GMDB Base equals the lesser of the account value after the excess withdrawal or the GMDB Base reduced by the withdrawal amount. The GMDB Base is not permitted to exceed the GMWB Base; therefore, if the resulting GMDB Base is higher than your GMWB Base, we will reset your GMDB Base to equal your GMWB Base. (See "GMWB Base" in the Prospectus for a discussion on how the GMWB Base is calculated).

If a permissible owner/annuitant change is made (other than as a result of spousal continuation or ownership is transferred from an individual to a trust/entity with the same tax identification and vice versa), then the GMDB Base will be reset to equal the current contract value, if lower.

Please note that the Return of Premium GMDB (GMWB version) DIFFERS from the standard Return of Premium GMDB in the following ways:

     - The GMDB Base is reduced dollar-for-dollar for withdrawals in any contract year up to the current Guaranteed Lifetime Amount, whereas all withdrawals under the standard Return of Premium GMDB are first multiplied by an adjustment factor before they are deducted from the GMDB Base.

     - If a withdrawal causes total withdrawals for that contract year to exceed the Guaranteed Lifetime Amount, the GMDB Base equals the lesser of the account value after the excess withdrawal or the GMDB Base reduced by the withdrawal amount.

     - The GMDB Base is not permitted to exceed the GMWB Base; therefore, if the resulting GMDB Base is higher than your GMWB Base, we will reset your GMDB Base to equal your GMWB Base.

                                      * * *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

This registration statement incorporates by reference the prospectus and statement of additional information dated May 1, 2006 for the Contracts, as filed in Post - Effective Amendment No. 4 to the Registration Statement on Form N - 4 (File No. 333 - 118362) filed on April 21, 2006.